                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        DECEMBER 2, 1996
                                                 ------------------------------

Commission File Number:            1-6064
                       --------------------------------------------------------

                              ALEXANDER'S, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                DELAWARE                                    51-0100517
-------------------------------------------------------------------------------
(State or other jurisdiction of incorporation            (I.R.S. Employer
               or organization)                        Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY              07663
-------------------------------------------------------------------------------
    (Address of principal executive offices)                (Zip Code)


                                (201)587-8541
-------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                     N/A
-------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Items 1-4.        Not Applicable.

Item  5.          Other Events.


                           Alexander's, Inc., a Delaware corporation (the
                  "Company"), announced on December 2, 1996 that Michael D. Fascitelli has been elected a director of the Company and has received an option for 350,000 shares of the Company's common stock pursuant to the Company's Omnibus Stock Plan.

                           Mr. Fascitelli has also been appointed President of
                  Vornado Realty Trust ("Vornado"), a Maryland real estate investment trust, which manages the Company's properties and business affairs and is a major stockholder of the Company. In addition, Mr. Fascitelli was elected to Vornado's Board of Trustees.

Item  6.          Not Applicable.

Item  7.          Exhibits.

                  99 Press release, dated December 2, 1996, issued by Vornado Realty Trust.

Items 8-9.        Not Applicable.

                                ALEXANDER'S, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                  ALEXANDER'S INC.
                                               ----------------------------
                                                    (Registrant)


Date:  December 17, 1996                         /s/ Joseph Macnow
                                               ----------------------------
                                                    JOSEPH MACNOW
                                                    Vice President,
                                                 Chief Financial Officer

                                EXHIBIT INDEX
                                -------------

          Exhibit 99 Press release, dated December 2, 1996, issued by Vornado Realty Trust.